UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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EQT CORPORATION
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On May 30, 2019, EQT Corporation posted the following document on its Investor Relations website (https://ir.eqt.com/) and subsequently mailed the document to its shareholders:

Vote the GOLD Universal Proxy Card TODAY Meet EQT’s Highly Experienced Director Nominees EQT has reconstituted its Board with independent directors and nominees who bring relevant, complementary and diverse skillsets that are closely aligned with the needs of the new EQT If EQT’s director are elected: 10 of 12 directors will be independent nominees 9 of 12 directors will have direct oil and gas industry upstream experience ~42% of the Board will be female directors 9 of 12 directors will have been elected since 2017 9 of 12 directors will have CEO or CFO experience, 6 with energy companies 2.3 Years average director tenure

EQT’s Director Nominees Philip Behrman, Ph.D. Independent director, appointed 2008 Former SVP, Worldwide Exploration, Marathon Oil Corporation Janet Carrig Independent director nominee, nominated 2019 Former SVP, Legal, General Counsel and Corporate Secretary, ConocoPhillips • Drove consistent top-tier results for Marathon Oil’s exploration program, including achieving 43 significant discoveries over 5 years and significant resource additions More than 40 years of energy industry experience Substantial operational experience in exploration and production, including from executive leadership positions at Vastar Resources, Inc. and BP, as well as Marathon Oil • Extensive legal and corporate governance experience, having served as general counsel to Fortune 100 and Fortune 300 companies for over 20 years, most recently as General Counsel of ConocoPhillips, the world’s largest independent E&P company Negotiated over $100 billion of transactions during her tenure at ConocoPhillips Shareholder perspective from fiduciary responsibility to institutional investors as Trustee of Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust and predecessors since 1996 • • • • Gerald MacCleary Independent director, appointed 2018 Chairman and CEO, Covestro LLC (formerly Bayer Material Sciences) James McManus II Independent director nominee, nominated 2019 Former Chairman, CEO and President, Energen Corporation • Extensive executive leadership experience in strategy, sales, communications, HR, legal, accounting, IT and supply chain, including in a highly regulated industry Chairman of the American Chemistry Council’s Board of Directors and Chair of its Sustainability Committee. Also serves on the Executive Committee for the Society of Chemical Industry and on the Board of Directors for the National Association of Manufacturers Significant corporate sustainability expertise; Active role in the U.N. Global Compact’s newly launched Sustainable Ocean Business Action Platform • Substantial leadership, operations and M&A experience, having led Energen, a publicly-traded E&P company, including through a successful merger with Diamondback Energy, a transaction that valued Energen at approximately $9.2 billion Experience on public company boards, including Energen and Questar Additional prior experience includes serving on numerous industry boards, including the Independent Producers Association of America, the American Exploration Production Council and the National Petroleum Council • • • • Anita Powers Independent director, appointed 2018 Former EVP, Worldwide Exploration, Occidental Oil and Gas Corporation Daniel Rice IV Director, appointed 2017 Former CEO, Rice Energy, Inc. • More than 36 years of operational experience in the oil and gas industry, most recently as EVP of Worldwide Exploration at Occidental Oil and Gas Corporation Significant expertise in optimizing operational efficiency to drive strong returns Background as a senior geologist working in hydrocarbon provinces around the world • • • More than a decade in the natural gas industry Executive and operational experience Insight into Rice Energy assets and operations, including as former CEO • •

Christina Cassotis Independent director, appointed 2018 CEO, Allegheny County Airport Authority William Lambert Independent director, appointed 2018 Chairman, Former President and CEO, MSA Safety, Inc. • Significant safety experience, having led a global leader in the development, manufacture and supply of safety products, including across the natural gas industry Expertise in business strategy, product development, marketing and finance from 10-year tenure at MSA Safety Public policy experience serving for more than a decade as a director and executive committee member on major industrial trade associations • Led Pittsburgh International Airport’s dramatic turnaround and delivered 3 straight years of passenger traffic growth Extensive regulatory and political expertise Innovative leader with experience implementing disruptive turnaround strategies, as recognized by the 2017 Excellence in Visionary Leadership Award from Airports Council International – North America • • • • Robert McNally Director, appointed 2018 President and CEO, EQT Corporation Valerie Mitchell Independent director nominee, nominated 2019 Founding member and CEO, Corterra Energy • Extensive business, leadership, operations, management and financial experience, with nearly 25 years in the energy sector Strong capital markets background, including in investment banking and M&A Deep understanding of EQT’s business operations and culture Spearheaded and is leading the Company’s ambitious 5-year strategic plan • • More than 15 years of operational leadership experience in E&P Leads Corterra in its ongoing exploration and project development Responsible for over $1 billion in annual investments in SCOOP and STACK drilling while serving as General Manager, Mid-Continent at Newfield Energy Reservoir engineer with direct field expertise • • • • • Stephen Thorington Independent director, appointed 2010 Former EVP and CFO, Plains Exploration and Production Company Christine Toretti Independent director, appointed 2015 President, Palladio, LLC • Significant experience in energy company management, finance and corporate development from executive management positions at Plains Resources, Inc., Ocean Energy, Inc. and Seagull Energy Co. Experience in natural gas exploration and production Extensive public board experience, including as a member of audit, compensation, conflicts and nominating and corporate governance committees • Extensive leadership experience in the natural gas industry, having served as Chairman and CEO of the largest privately held land-based drilling company in the U.S. Serves as Chairperson of S&T Bancorp and is a former director of the Pittsburgh Federal Reserve Bank Recognized for her expertise in energy with appointments by the George W. Bush administration to the National Petroleum Council and the U.S. Secretary of Energy’s Advisory Board, and by Pennsylvania Governor Mark Schweiker to the Interstate Oil and Gas Compact Commission • • • •

If you have any questions or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies: INNISFREE M&A INCORPORATED 877.687.1866 toll-free from the U.S. and Canada 412.232.3651 from other locations Remember, simply discard any white proxy card you may receive from the Rice Group. Any vote on the Rices’ white proxy card (even a vote in protest on their nominees) will revoke any earlier GOLD universal proxy card that you have submitted to EQT. Important Information EQT Corporation (the “Company”) filed a definitive proxy statement and associated GOLD universal proxy card with the Securities and Exchange Commission (the “SEC”) on May 22, 2019 in connection with the solicitation of proxies for the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). Details concerning the nominees for election to the Company’s Board of Directors at the 2019 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www. sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents by directing a request to Blake McLean, Senior Vice President, Investor Relations and Strategy of EQT Corporation, at BMcLean@eqt.com, by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free, at 877-687-1866, or from the Company’s website at https://ir.eqt.com/sec-filings. YOUR VOTE MATTERS Vote the Enclosed GOLD Universal Proxy Card TODAY FOR All 12 of EQT’s Highly Experienced Director Nominees